Exhibit 10.3
MASTER AMENDMENT TO
STORAGE SERVICES AGREEMENTS

This Master Amendment to Storage Services Agreements (this “Amendment”), is effective as of October 1, 2017 (the “Effective Date”) by and between the entities listed on Exhibit A attached hereto (collectively, the “Customers”), each with an address of 539 South Main Street, Findlay, Ohio 45840, and the entities listed on Exhibit B attached hereto (collectively, the “Service Providers”), each with an address of 539 South Main Street, Findlay, Ohio 45840. Each of Customer and Service Provider is sometimes referred to herein as a “Party.”
W I T N E S S E T H:
WHEREAS, Customers and Service Providers entered into those certain storage services agreements listed on Exhibit C attached hereto on October 1, 2017 (collectively, the “Storage Services Agreements”);

WHEREAS, the Parties now desire to amend the Storage Services Agreements in certain respects.
NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.    Capitalized terms not defined in this Amendment shall have the meaning ascribed to such terms in in the Storage Services Agreements.
2.    Section 2.2 of the Storage Services Agreements is hereby deleted in its entirety and replaced with the following:
2.2        Extension of the Term. Beginning not later than 12 months prior to the end of the Initial Term, the Parties agree to negotiate in good faith an additional five-year term (the “Extended Term”, and together with the Initial Term, the “Term”), including the applicable terms and conditions thereto.
3.    This Amendment may be executed in any number of counterparts all of which together will constitute one agreement binding on each of the Parties. Each of the Parties may sign any number of copies of this Amendment. Each signed copy will be deemed to be an original, but all of them together will represent one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or portable document format (PDF) will be effective as delivery of a manually executed counterpart of this Amendment.
4.    Except for the provisions of the Storage Services Agreements specifically addressed in this Amendment, all other provisions of the Storage Services Agreements shall remain in full force and effect.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Effective Date.

CUSTOMERS:

Marathon Petroleum Company LP
By: MPC Investment LLC, its General Partner

By:	/s/ Donald C. Templin
Name: D. C. Templin
Title: President

Blanchard Refining Company LLC

By:	/s/ Ray Brooks
Name: R. L. Brooks
Title: President

Catlettsburg Refining, LLC

By:	/s/ Ray Brooks
Name: R. L. Brooks
Title: President

Signature Page to Master Amendment to Storage Services Agreement

SERVICE PROVIDERS:

Canton Refining Logistics LLC

By:	/s/ Donald C. Templin
Name: D. C. Templin
Title: President

Catlettsburg Refining Logistics LLC

By:	/s/ Donald C. Templin
Name: D. C. Templin
Title: President

Detroit Refining Logistics LLC

By:	/s/ Donald C. Templin
Name: D. C. Templin
Title: President

Galveston Bay Refining Logistics LLC

By:	/s/ Donald C. Templin
Name: D. C. Templin
Title: President

Garyville Refining Logistics LLC

By:	/s/ Donald C. Templin
Name: D. C. Templin
Title: President

Robinson Refining Logistics LLC

By:	/s/ Donald C. Templin
Name: D. C. Templin
Title: President

Signature Page to Master Amendment to Storage Services Agreement

EXHIBIT A
Customers

Entity	Entity Type and State of Organization
Marathon Petroleum Company LP	Delaware limited partnership
Catlettsburg Refining, LLC	Delaware limited liability company
Blanchard Refining Company LLC	Delaware limited liability company

Exhibit A-1

EXHIBIT B
Service Providers

Entity	Entity Type and State of Organization
Canton Refining Logistics LLC	Delaware limited liability company
Catlettsburg Refining Logistics LLC	Delaware limited liability company
Detroit Refining Logistics LLC	Delaware limited liability company
Galveston Bay Refining Logistics LLC	Delaware limited liability company
Garyville Refining Logistics LLC	Delaware limited liability company
Robinson Refining Logistics LLC	Delaware limited liability company

Exhibit B-1

EXHIBIT C
Storage Services Agreements

1.	Storage Services Agreement made by and between Marathon Petroleum Company LP and Canton Refining Logistics LLC dated October 1, 2017.

2.	Storage Services Agreement made by and between Catlettsburg Refining, LLC and Catlettsburg Refining Logistics LLC dated October 1, 2017.

3.	Storage Services Agreement made by and between Marathon Petroleum Company LP and Detroit Refining Logistics LLC dated October 1, 2017.

4.	Storage Services Agreement made by and between Marathon Petroleum Company LP, Blanchard Refining Company LLC and Galveston Bay Refining Logistics LLC dated October 1, 2017.

5.	Storage Services Agreement made by and between Marathon Petroleum Company LP and Garyville Refining Logistics LLC dated October 1, 2017.

6.	Storage Services Agreement made by and between Marathon Petroleum Company LP and Robinson Refining Logistics LLC dated October 1, 2017.

Exhibit C-1